EXHIBIT 10(8)

                             RIVER VALLEY BANCORP
                    RECOGNITION AND RETENTION PLAN AND TRUST


                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 River Valley Bancorp hereby establishes the Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Recognition and Retention Plan and Trust Agreement (the "Agreement").

     1.02 The Trustee, which initially shall be First Bankers Trust Company, hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to retain directors and executive officers in key positions by providing such persons with a proprietary interest in the Holding Company (as hereinafter defined) as compensation for their contributions to the Holding Company and to the Affiliates (as hereinafter defined) and as an incentive to make such contributions and to promote the Holding Company's and the Affiliates' growth and profitability in the future.

                                   ARTICLE III
                                   DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Affiliate" means the Thrift and Bank and such other subsidiaries or affiliates of the Holding Company which, with the consent of the Board, agree to participate in this Plan.

     3.02 "Bank" shall mean Citizens National Bank of Madison.

     3.03 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or, if none, his estate.

     3.04 "Board" means the Board of Directors of the Holding Company or of an Affiliate.

     3.05 "Committee" means the Stock Compensation Committee of the Board of Directors of the Holding Company. At all times during its administration of this Plan, the Committee shall consist of two or more directors of the Holding Company, each of whom shall be a "Non-Employee Director" within the meaning of the definition of that term contained in Regulation 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

     3.06 "Common Stock" means shares of the common stock, without par value, of the Holding Company.

     3.07 "Conversion" shall mean the conversion of the Thrift from the mutual to stock form of organization and the simultaneous acquisition of the Thrift by the Holding Company.


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     3.08 "Director" means a member of the Board of Directors of an Affiliate or the Holding Company.

     3.09 "Director Emeritus" shall mean an honorary non-voting member of the Board of Directors of an Affiliate or the Holding Company.

     3.10 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by an Affiliate.

     3.11 "Employee" means any person, including officers, who is currently employed by the the Holding Company or an Affiliate and shall also include the Secretary of the Thrift.

     3.12 "Holding Company" shall mean River Valley Bancorp.

     3.13 "Outside Director" means a member of the Board of Directors of the Holding Company, who is not also an Employee.

     3.14 "Plan Shares" means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to the Plan.

     3.15 "Plan Share Award" or "Award" means a right granted under this Plan to earn Plan Shares.

     3.16 "Plan Share Reserve" means the shares of Common Stock held by the Trustee pursuant to Sections 5.03 and 5.04.

     3.17 "Recipient" means an Employee or Director who receives a Plan Share Award under the Plan.

     3.18 "Retirement" as to an Employee, means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Affiliate which employs the Recipient, or, if such plan is not applicable, which would constitute "retirement" under such plan were the Recipient covered by such plan and, as to a Director, means a retirement from service on the Board after attaining age 70.

     3.19 "Subsidiary Director" shall mean a non-employee director of an Affiliate who is not an Outside Director.

     3.20 "Thrift"   shall  mean  Madison   First  Federal   Savings  and  Loan
Association.

     3.21 "Trustee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

     4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. If permitted by applicable law, the Committee, with the consent of Recipients may change the vesting schedule for Awards after the date of grant thereof. The Committee shall recommend to the Board one or more persons or entities to act as Trustee in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

     4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Holding Company. The Board of Directors of the Holding Company may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees.

     4.03 Limitation on Liability. Neither a Director nor the Committee nor the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a Director or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Holding

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Company shall  indemnify  such person  against  expenses  (including  attorneys'
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Holding Company and its Affiliates and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful. The indemnification of officers and directors of the Thrift pursuant to this Section 4.03 shall be subject to 12 C.F.R ss. 545.121.

                                    ARTICLE V

                        CONTRIBUTION; PLAN SHARE RESERVE

     5.01 Amount and Timing of Contributions. The Affiliates shall be permitted to contribute to the Trust an amount sufficient to purchase up to 4% of the shares of Common Stock issued by the Holding Company in connection with the Conversion. Such amounts shall be paid to the Trustee no later than the date required to purchase shares of Common Stock for Awards made under this Plan. No contributions by Employees or Directors shall be permitted.

     5.02 Initial Investment. Any amounts held by the Trust until such amounts are invested in accordance with Section 5.03, shall be invested by the Trustee in such interest-bearing account or accounts at the Affiliates as the Trustee shall determine to be appropriate.

     5.03 Investment of Trust Assets; Creation of Plan Share Reserve. As soon as practicable following the first shareholder meeting of the Holding Company following the Conversion, which shall be held no earlier than six (6) months following the Conversion ("First Shareholder Meeting Date"), the Trustee shall invest all of the Trust's assets exclusively in the number of shares of Common Stock designated by the Holding Company and the Affilitates as subject to Awards made under this Plan, which may be purchased directly from the Holding Company, on the open market, or from any other source; provided, however, that the Trust shall not invest in an amount of Common Stock greater than 4.0% of the shares of the Common Stock sold in the Conversion, which shall constitute the "Plan Share Reserve" and provided, further that if the Trustee is required to purchase such shares on the open market or from the Holding Company for an amount per share greater than the price per share at which shares were trading on the date the contributions therefor were made to the Trust, the Holding Company shall have the discretion to reduce the number of shares to be awarded and purchased. The Trust may hold cash in interest-bearing accounts pending investment in Common Stock for periods of not more than one year after deposit. The Trustee, in accordance with applicable rules and regulations and Section 5.01 hereof, shall purchase shares of Common Stock in the open market and/or shall purchase authorized but unissued shares of the Common Stock from the Holding Company sufficient to acquire the requisite percentage of shares. Any earnings received or distributions paid with respect to Common Stock held in the Plan Share Reserve shall be held in an interest-bearing account. Any earnings received or distributions paid with respect to Common Stock subject to a Plan Share Award shall be held in an interest-bearing account on behalf of the individual Recipient.

     5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.03 after acquisition by the Trustee of such shares, or the decision of the Committee to return Plan Shares to the Holding Company, the Plan Share Reserve shall be reduced by the number of Plan Shares so allocated or returned. Any shares subject to an Award which may not be earned because of a forfeiture by the Recipient pursuant to Section 7.01 shall be returned (added) to the Plan Share Reserve.

                                   ARTICLE VI

                            ELIGIBILITY; ALLOCATIONS

     6.01 Eligibility. Employees and Subsidiary Directors are eligible to receive Plan Share Awards provided in Section 6.02. Outside Directors are eligible to receive Plan Share Awards provided for in Section 6.03.

     6.02 Allocations. The Committee may determine which of the Employees and Subsidiary Directors referenced in Section 6.01 above will be granted Plan Share Awards and the number of Plan Shares covered by each Award, including grants effective upon the First Shareholder Meeting Date, provided, however, that the number of Plan Shares covered by such Awards may not exceed the number of Plan Shares in the Plan Share Reserve immediately prior to the grant of such Awards,

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and  provided  further,  that in no event  shall any  Awards be made  which will violate the Articles of Incorporation, Articles of Association, Charter, Bylaws or Plan of Conversion of the Holding Company or the Affiliates or any applicable federal or state law or regulation and provided further that Awards may not be granted at any time in which the Affiliates fail to meet their applicable minimum capital requirements. In the event Plan Shares are forfeited for any reason and unless the Committee decides to return the Plan Shares to the Holding Company, the Committee may, from time to time, determine which of the Employees or Subsidiary Directors referenced in Section 6.01 above will be granted additional Plan Share Awards to be awarded from forfeited Plan Shares. In selecting those Employees or Subsidiary Directors to whom Plan Share Awards will be granted and the number of Plan Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees and Subsidiary Directors, the length and value of their services to the Affiliates, the compensation paid to such Employees and Subsidiary Directors, and any other factors the Committee may deem relevant.

     6.03 Allocations - Outside Directors. The following Outside Directors shall be awarded a Plan Share Award on the First Shareholder Meeting Date, assuming he or she is still serving as an Outside Director on such date, equal to the number of whole shares rounded to the nearest whole number constituting the following percentage of the number of shares of Common Stock issued in the Conversion (the "Fixed Award"); provided, however, that the Affiliates shall have the discretion to reduce such percentages if the Trustee is required to purchase shares on the open market or from the Holding Company for an amount per share greater than the price per share at which shares are sold in the Conversion:

                                                      Percentage of Shares
            Outside Director                          Issued in Conversion
            ----------------                          --------------------
           Fred W. Koehler                                  .1923%
           Michael J. Hensley                               .1731%
           Cecil L. Dorten                                  .1731%
           Earl W. Johann                                   .1731%
           Jonnie L. Davis                                  .11535%

     6.04 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 or 6.03 that a Plan Share Award is to be made, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The stock certificates for Plan Share Awards shall be registered in the name of the Recipient until forfeited or transferred by the Recipient after such Award has been earned. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.05 Allocations Not Required. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Employee or Subsidiary Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall the Employees or Subsidiary Directors as a group have such a right. No Outside Director shall have any right or entitlement to reserve a Plan Share Award hereunder, except as provided for in Section 6.03 hereof. The Committee may, with the approval of the Board (or, if so directed by the Board, shall) return all Common Stock in the Plan Share Reserve not yet allocated to the Holding Company at any time, and cease issuing Plan Share Awards.

     6.06. Distribution Election Before Plan Shares Are Earned. Notwithstanding anything contained in the Plan to the contrary, an Employee or a Director who has received an allocation of Plan Shares in accordance with Article VI may request in writing that the Committee authorize the distribution to him or her of all or a portion of the Plan Shares awarded before the date on which the Plan Shares become earned in accordance with Article VII. The decision as to whether to distribute to any Employee or Director who requests distribution shall be made by the Committee, in its sole discretion. In addition, the distribution shall be subject to the following parameters:


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                  (a)  The  Committee  shall  be  required  to  make a  separate determination for each request received by an Employee or Director for distribution.

                  (b) Any Plan Shares awarded shall be required to have a legend on the Plan Shares confirming that the Plan Shares are subject to restriction and transfer in accordance with the terms set forth in the Plan. This legend may not be removed until the date that the Plan Shares become earned in accordance with Article VII.

                  (c) The Plan Shares distributed shall be voted by the Trustee in accordance with Section 7.04 until the date that the Plan Shares are earned.

                  (d) Any cash dividends or other cash distributions paid with respect to the Plan Shares before the date that the Plan Shares are earned shall be paid to the Trustee to be held for the Employee or Director, whichever is applicable, until the date that the Plan Shares are earned.

                  (e) At the  date on which  the Plan  Shares  are  earned,  the
         Trustee may withhold from any cash dividends or other cash distributions held on behalf of such Employee or Director the amount needed to cover any applicable withholding and employment taxes arising at the time that the Plan Shares are earned. If the amount of such cash dividends or distributions is insufficient, the Trustee may require the Employee or Director to pay to the Trustee the amount required to be withheld as a condition of removing the legend on the Plan Shares.


                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01  Earning Plan Shares; Forfeitures.

     (a) General Rules. Plan Shares subject to an Award shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award at the end of each full twelve months of consecutive service with the Holding Company or the Affiliate after the date of grant of the Award. If the term of service of a Recipient terminates as an Employee, as a Director, and as a Director Emeritus prior to the fifth anniversary (or such later date as the Committee shall determine) of the date of grant of an Award for any reason (except as specifically provided in Subsection (b) below or in Section
          4.01 hereof), the Recipient shall forfeit the right to earn any Shares subject to the Award which have not theretofore been earned. In determining the number of Plan Shares which are earned, fractional shares shall be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and earned, on the fifth anniversary of the date of grant.

     (b) Exception for Terminations due to Death and Disability. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose term of service as an Employee and as a Director or Director Emeritus with the Holding Company and the Affiliates terminates due to death or Disability shall be deemed earned as of the Recipient's last day of service with the Holding Company and the Affiliates as a result of such death or Disability. If the recipient's service as an Employee and as a Director or Director Emeritus terminates due to Disability within one year of the effective date of the Conversion, the Shares earned by the Receipent may not be disposed of by the Recipient during the one-year period following the Conversion, and stock certificate legends to that effect may be placed on the stock certificates for any such shares.

     (c) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Holding Company or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for cause or, in the case of an Outside Director, Director Emeritus, or Subsidiary Director, who is removed from the Board of Directors of the Holding Company or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of service as an Outside Director, Director Emeritus, or Subsidiary Director to have engaged in conduct which would have justified removal for cause. "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or order which results in a loss to the Holding Company or any Affiliate or in a final cease and desist order.

     7.02 Accrual of Dividends. Whenever Plan Shares are paid to a Recipient or Beneficiary under Section 7.03, such Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends or cash distributions and a number of shares of Common Stock equal to any stock dividends, and any other asset distributions declared and paid with respect to a share of Common Stock between the date the Plan Shares are being distributed and the date the Plan Shares were granted. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends or cash distributions so paid out. Until the Plan Shares are vested and distributed to any such Recipient or Beneficiary, such dividends, distributions and net earnings thereon, if any, shall be retained by the Trust.

     7.03  Distribution of Plan Shares.

     (a)  Timing  of   Distributions:   General  Rule.  Except  as  provided  in
          Subsection (b) below, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

     (b) Timing: Exception for 10% Stockholders. Notwithstanding Subsection (a) above, no Plan Shares may be distributed prior to the date which is five (5) years from the effective date of the Conversion to the extent the Recipient or Beneficiary, as the case may be, would after receipt of such shares own in excess of ten (10) percent of the issued and outstanding shares of Common Stock. Any Plan Shares remaining unpaid solely by reason of the operation of this Subsection (b) shall be paid to the Recipient or his Beneficiary on the date which is five (5) years from the effective date of the Conversion.

     (c) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable. Payments representing accumulated cash dividends and cash or other distributions (and earnings thereon) shall be made in cash or in the form of such non-cash distributions.

     (d) Withholding. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock to cover any applicable withholding and employment taxes, and if the amount of such payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. Alternatively, a Recipient may pay to the Trustee that amount of cash necessary to be withheld in taxes in lieu of any withholding of payments or distribution under the Plan. The Trustee shall pay over to the Holding Company, or the Affiliate which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

     (e) Cessation of Payment. The Trustee shall cease payment of benefits to Recipients or, if applicable, their Beneficiaries in the event of the Bank's or Thrift's insolvency. The Bank or Thrift shall be considered insolvent for purposes of this RRP if the Bank or Thrift is unable to pay its debts as they become due or if a receiver is appointed for the Bank or Thrift under applicable law. If payments cease by reason of this subsection, payments will be resumed, with appropriate make-up payments, once the Bank or Thrift ceases to be insolvent but only to the extent the payments were not made directly by the Bank, the Thrift or their Affiliates.

     7.04 Voting of Plan Shares. All shares of Common Stock held by the Trust shall be voted by the Trustee, taking into account the best interests of the Plan Share Award recipients.


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                                  ARTICLE VIII
                                      TRUST

     8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02 Management of Trust. It is the intent of this Plan and Trust that, subject to the provisions of this Plan, the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares, in Common Stock to the fullest extent practicable, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligation of the Trust. Neither the Holding Company nor any Affiliate shall exercise any direct or indirect control or influence over the time when, or the prices at which, the Trustee may purchase such shares, the number of shares to be purchased, the manner in which the shares are to be purchased, or the broker (if any) through whom the purchases may be executed. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

         (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein and in paragraph (b) constitutes the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Holding Company or an Affiliate or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

         (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by an Affiliate), securities of any open-end or closed-end management investment company or investment trust registered under the Investment Company Act of 1940, whether or not the Trustee or any affiliate of the Trustee is being compensated for providing services to the investment company or trust as investment advisor or otherwise, obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

         (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

         (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

         (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust and to hold cash pending investment.

         (f)      To  employ  brokers,  agents,   custodians,   consultants  and
                  accountants.

         (g)      To hire counsel to render advice with respect to their rights,
                  duties  and  obligations  hereunder,   and  such  other  legal
                  services or representation as they may deem desirable.

         (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his or her Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends or distributions received with respect to shares of Common Stock shall be allocated to accounts for Recipients, if such shares are the subject of outstanding Plan Share Awards, or otherwise to the Plan Share Reserve. Recipients (or their
Beneficiaries) shall not be entitled to any such allocations until the Plan Share Awards to which they relate are vested and distributed to those Recipients (or their Beneficiaries).

     8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be borne by the Affiliates or the Holding Company.

     8.06 Indemnification. The Holding Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to its negligence or willful misconduct.

                                   ARTICLE IX
                                  MISCELLANEOUS

     9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards (which, as of the effective date of this Plan, shall not exceed, 4% of the shares of the Holding Company's Common Stock issued in the Conversion), and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration, by the Committee.

     9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan. The power to amend or terminate shall include the power to direct the Trustee to return to the Holding Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards but not yet earned by the Employees or Outside Directors or Subsidiary Directors to whom they are allocated. However, the termination of the Trust shall not affect a Recipient's right to the distribution of Common Stock relating to Plan Share Awards already earned, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee.

     9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section
6.04. The assets of the RRP, prior to the distribution of Plan Shares to a Recipient or his or her Beneficiary, shall be subject to the claims of creditors of the Bank and/or the Thrift. Unless Plan Shares are distributed in accordance with Section 6.06 or 7.03 to a Recipient or his or her Beneficiary, such Recipient or, if applicable, Beneficiary shall not have any right in or claim to any specific assets of the RRP or Trust and shall only be an unsecured creditor of the Bank and/or the Thrift, nor shall any Affiliate be subject to any claim for benefits hereunder.

     9.04 Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of, or of any Director to continue in the service of, the Holding Company or any Affiliate thereof.

     9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually distributed to him.

     9.06 Governing Laws. The Plan and Trust shall be governed by the laws of the State of Indiana, except to the extent governed by federal law, including regulations of the Office of Thrift Supervision. In particular, grants of Plan Share Awards under the Plan shall comply with the requirements of 12 C.F.R. ss.563b.3(g)(4)(vi) as long as those requirements are in effect. That regulation currently requires that no individual shall receive more than 25% of the Plan Share Awards available for grant under the Plan and Outside Directors shall not receive Plan Share Awards for more than 5% individually, or 30% in the aggregate, of the Plan Share Awards available for grant under the Plan.

     9.07 Effective Date. This Plan shall be effective as of the date of its approval by the shareholders of the Holding Company.

     9.08 Term of Plan.  This Plan shall  remain in effect  until the earlier of
(1) 21 years from its effective date, (2) termination by the Board, or (3) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     9.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a grantor trust of the Holding Company and the Affiliates under the provisions of Section 671, et seq., of the Internal Revenue Code of 1986, as amended.

     9.10. Compensation. The Trustee shall be entitled to receive fair and reasonable compensation for its services hereunder, as agreed to by the Trustee and the Holding Company, and shall also be entitled to be reimbursed for all reasonable out-of-pocket expenses, including, but not by way of limitation, legal, actuarial and accounting expenses and all costs and expenses incurred in prosecuting or defending any action concerning the Plan or the Trust or the rights or responsibilities of any person hereunder, brought by or against the Trustee. Such reasonable compensation and expenses shall be paid by the Holding Company or the Affiliates.

     9.11. Resignation of Trustee. The Trustee may resign at any time by giving sixty (60) calendar days' prior written notice to the Holding Company, and the Trustee may be removed, with or without cause, by the Holding Company on sixty
(60) calendar days' prior written notice to the Trustee. Such prior written notice may be waived by the party entitled to receive it. Upon any such resignation or removal becoming effective, the Trustee shall render to the Holding Company a written account of its administration of the Plan and the Trust for the period since the last written accounting and shall do all necessary acts to transfer the assets of the Trust to the successor Trustee or Trustees.